Exhibit 32

FOOT LOCKER, INC.

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Foot Locker, Inc. (the “Registrant”) for the period ended January 29, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ken C. Hicks as Chief Executive Officer of the Registrant and Robert W. McHugh as Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 28, 2011

/s/ KEN C. HICKS Ken C. Hicks Chief Executive Officer
/s/ ROBERT W. MCHUGH Robert W. McHugh Chief Financial Officer